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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Dawn Technologies, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in the registration statements (Nos. 33-79234 and 33-79236) on Form S-8 of our report dated April 11, 1997 included in Dawn Technologies, Inc. Form 10-KSB for the year ended December 31, 1996.


    /s/ ARTHUR ANDERSEN LLP


Hartford, Connecticut
April 11, 1997